Exhibit 99.1

Settlement Agreement, Release and Order between the Company and the Minnesota Attorney General, entered into on July 30, 2012

UNITED STATES DISTRICT COURT
DISTRICT OF MINNESOTA

State of Minnesota, by its	Civil File No. 12-145 RHK/JJK
Attorney General Lori Swanson,

Plaintiff,	SETTLEMENT AGREEMENT,
RELEASE AND ORDER

v.

Accretive Health, Inc.,

Defendant.
WHEREAS, the Minnesota Attorney General commenced this civil action on behalf of the State of Minnesota pursuant to Minn. Stat. § 8.31 and her parens patriae authority against Accretive Health, Inc. on January 19, 2012. The Complaint alleged claims pursuant to the Health Insurance Portability and Accountability Act of 1996 (“HIPAA”), as amended by the Health Information Technology for Economic and Clinical Health (“HITECH”) Act (42 U.S.C. § 17930), the Minnesota Health Records Act (Minn. Stat. § 144.291, et seq.), the Minnesota debt collection statutes (Minn. Stat. Ch. 332), and the Minnesota consumer protection laws (Minn. Stat. §§ 325D.43, et seq., and 325F.68, et seq.); and
WHEREAS, the Attorney General filed a First Amended Complaint on February 29, 2012; and
WHEREAS, Accretive Health, Inc., filed a motion to dismiss the First Amended Complaint in its entirety on April 30, 2012; and
WHEREAS, the Attorney General moved for leave to file a Second Amended Complaint on June 18, 2012, the Attorney General's motion was granted on July 2, 2012 and the Second Amended Complaint was filed on July 3, 2012; and
WHEREAS, upon the granting of leave to file the Second Amended Complaint on July 2, 2012, Accretive Health, Inc. moved to dismiss the Second Amended Complaint in its entirety; and
WHEREAS, recognizing that unique circumstances exist in Minnesota in light of the Attorney General's Agreement with Minnesota charitable hospitals entered into in 2005, as renewed in 2007 and presently being renewed in 2012, Accretive Health (as defined below) has decided to wind down its remaining work for Minnesota Clients (other than any Continuation of Prior Licensing of Accretive Health's Technology as mutually agreed upon by a Minnesota Client and Accretive Health); and
WHEREAS, the Attorney General and Accretive Health desire to resolve fully the disputes between them by this Settlement

Agreement, Release and Order (“Settlement Agreement”); and
WHEREAS, nothing in this Settlement Agreement can be construed as any admission of liability against Accretive Health and Accretive Health continues to deny all liability or wrongdoing;
NOW, THEREFORE, Accretive Health and the Attorney General hereby agree to entry of an order with the following terms and conditions:
I. DEFINITIONS
1.“Accretive Health” means Accretive Health, Inc. and any current or future subsidiary, division, predecessor, successor, or assign or Affiliate of Accretive Health, Inc. (as defined below).
2.“Affiliate of Accretive Health, Inc.” means any other person or entity controlling, controlled by or under common control with Accretive Health, Inc. For the purposes of this definition, “control” means the possession of the power to direct the management and policies of an entity whether through the ownership of voting securities, contract or otherwise. Affiliate shall not include any client of Accretive Health, including any Minnesota Client.
3.“Attorney General” means the Attorney General of the State of Minnesota (or her authorized designee) who has agreed to the Settlement Agreement, and her successors, and the Minnesota Attorney General's Office.
4.“Commissioner of Commerce” means the Minnesota Commissioner of Commerce (or his authorized designee), and his successors, and the Minnesota Department of Commerce.
5.“Commissioner of Human Services” means the Minnesota Commissioner of Human Services (or her authorized designee), and her successors, and the Minnesota Department of Human Services.
6. “Continuation of Prior Licensing of Accretive Health's Technology” means licensing by a Minnesota Client (who was a client of Accretive Health as of the Effective Date) of Accretive Health's computer software following the Wind Down activities between Accretive Health and such Minnesota Client.
7.“Effective Date” shall mean the date the Court issues its order approving this Settlement Agreement.
8. “Minnesota Client” means a hospital, clinic, or health care provider located in Minnesota.
9.“Personal Financial Information” means, for any patient of a Minnesota Client, the patient's Social Security Number, credit card number, checking account number, debit account number, or other personal financial account numbers or non-publicly known sensitive financial information including willingness to pay scores, risk scores, complexity scores, credit scores or any other scores, index or composite.
10. “Protected Health Information,” or “PHI,” means the definition of “Protected Health Information” under the laws of HIPAA, 45 C.F.R. § 160.103, and includes PHI created or received by a business associate.
11.“Wind Down Date” means the date on which Accretive Health winds down and ceases all of its business operations in the State of Minnesota and on behalf of any Minnesota Client, other than Continuation of Prior Licensing of Accretive

Health's Technology for such Minnesota Client, and shall be the earlier of either: (a) November 1, 2012; or (b) the date on which Accretive Health certifies in writing to the Attorney General that Accretive Health has wound down and ceased all of its business operations in the State of Minnesota and on behalf of any Minnesota Client.

II. VOLUNTARY WIND DOWN OF MINNESOTA BUSINESS
12.Accretive Health shall, in a manner which does not interfere with the business affairs of any Minnesota Client, wind down and cease all of its business operations in the State of Minnesota and on behalf of any Minnesota Client, by the Wind Down Date, other than any Continuation of Prior Licensing of Accretive Health's Technology as mutually agreed upon by the Minnesota Clients and Accretive Health.
13.For a period of two years following the Wind Down Date, Accretive Health agrees not to conduct any business operations in the State of Minnesota, or on behalf of a Minnesota Client, other than any Continuation of Prior Licensing of Accretive Health's Technology as mutually agreed upon by a Minnesota Client and Accretive Health. Nothing in this Settlement Agreement shall preclude an Accretive Health employee who is a Minnesota resident from working on behalf of a hospital, clinic or health care provider that is not a Minnesota Client.
14.No later than sixty (60) days after the Wind Down Date, or sixty (60) days from the completion of wind down activities on behalf of a particular Minnesota Client, whichever is earlier, Accretive Health shall destroy or return to any Minnesota Client all PHI and Personal Financial Information in its possession, custody, or control using protocols developed in cooperation with the Minnesota Client. In the event that Accretive Health is required to retain such PHI and Personal Financial Information for use in connection with pending or anticipated litigation, arbitration, governmental or regulatory investigation, Accretive Health may maintain such PHI and Personal Financial Information exclusively for that purpose, but only the PHI and Personal Financial Information with respect to which it is necessary to meet such requirements and no longer than necessary to meet such requirements. Prior to such destruction or return, the PHI shall be protected in accordance with all requirements under HIPAA and HITECH, and the Personal Financial Information shall be similarly protected. Following such destruction or return, Accretive Health shall not retain any such data. This obligation shall attach regardless of whether that PHI and Personal Financial Information is stored in Minnesota, Michigan, Illinois, India, or any other location, or on a laptop or any other medium. Nothing herein alters a more restrictive term of a contract between Accretive Health and any Minnesota Client regarding the destruction or return of PHI or Personal Financial Information.
15.Accretive Health, Inc. agrees to pay for a nationally recognized independent consultant agreed upon by the Attorney General (whose agreement shall not be unreasonably withheld) to confirm, to reasonable industry standards, that the PHI and Personal Financial Information was removed from Accretive Health's physical and electronic records as required by paragraph 14. Accretive Health agrees to cooperate fully and promptly with, and provide access to the consultant, to the extent necessary for the consultant to perform the above review. The consultant shall certify to the Attorney General whether Accretive Health has complied with the provisions of paragraph 14, and the methodology and steps undertaken by the consultant to determine whether Accretive Health complied with paragraph 14. The consultant shall provide to the Attorney General periodic certifications as the PHI and Personal Financial Information is destroyed or returned pursuant to paragraph 14, and shall provide such certifications until all PHI and Personal Financial Information is destroyed or returned pursuant to paragraph 14.
16.If, for a period of four (4) years after the end of the two-year period following the Wind Down Date, Accretive Health seeks to conduct any business operations in the State of Minnesota or on behalf of a Minnesota Client, Accretive Health shall only do so if it first (1) gives the Attorney General at least 120 days advance notice of such intent, and the identity of the prospective Minnesota Client and (2) enters into a Consent Decree with the Attorney General, which is mutually agreeable to both Accretive Health and the Attorney General, that shall apply to Accretive Health's policies and practices that relate to or implicate applicable consumer protection laws, including but not limited to the federal Fair Debt Collection Practices Act (“FDCPA”), the Minnesota Collection Agencies Act, the Minnesota Prevention of Consumer Fraud Act (“CFA”), the Uniform Deceptive Trade Practices Act (“UDTPA”), the Minnesota Health Records Act (“MHRA”), the Attorney General Hospital Agreement, laws applicable to non-profit, charitable hospitals, the Emergency Medical Treatment and Active Labor Act (“EMTALA”), the Health Insurance Portability and Accountability Act (“HIPAA”), the Fair Credit Reporting Act (“FCRA”) and the Equal Credit Opportunity Act (“ECOA”).
III. MONETARY RELIEF
17.Accretive Health, Inc. agrees to pay to the Attorney General the sum of Two million four hundred-ninety thousand four-hundred dollars ($2,490,400) (the “Settlement Sum”) no later than fifteen (15) business days after the Effective Date of this Settlement Agreement. All or any portion of the Settlement Sum may be distributed to patients by the Attorney General in her discretion. Monies from the Settlement Sum may also be used for settlement administration, including payment to a settlement administrator. Any remaining funds shall be remitted to the Treasury of the State of Minnesota pursuant to Minn. Stat. § 8.31.

IV. RELEASE OF CLAIMS AND DISMISSAL
18.In consideration of the stipulated relief, the sufficiency of which is acknowledged, including Accretive Health, Inc.'s payment of the Settlement Sum specified in paragraph 17 herein, and subject to the exceptions listed in paragraphs 19 and 23 below, Accretive Health and the Attorney General, on its own behalf and on behalf of the Commissioner of Commerce and the Commissioner of Human Services, with their consent, fully and completely release and waive any and all Claims (as defined below) against all Participants (as defined below) in any way involved in or relating to the Lawsuit or Investigations (as defined below).
a.“Lawsuit” means the civil action commenced by the Attorney General against Accretive Health, Inc.

on January 19, 2012, including the original Complaint, filed on January 19, 2012, the First Amended Complaint filed February 29, 2012, and the Second Amended Complaint filed on July 3, 2012. “Lawsuit” includes allegations in the above-referenced pleadings or allegations that could have been raised by any party in such litigation.
b.“Investigations” means the matters set forth in the 2012 Compliance Review Report of Fairview Health Services' Management Contracts with Accretive Health, Inc., including but not limited to any documents, findings, conclusions, and allegations related thereto; the actions, processes, documents and activities relating to the investigation and review of the contracts and relationships of Fairview Health Services, North Memorial Health Care, and Maple Grove Hospital Corporation with Accretive Health, Inc.; the investigations relating to the Lawsuit, including but not limited to any documents, findings, conclusions or allegations related thereto; the publication and issuance of the 2012 Compliance Review Report of Fairview Health Services' Management Contracts with Accretive Health, Inc.; and any other investigations, statements, communications, or actions by or involving the Commissioner of Commerce, the Commissioner of Human Services, or the Attorney General that in any way relate to Accretive Health, including but not limited to any documents, findings, conclusions or allegations related thereto.
c.“Claims” means any and all claims, causes of action, lawsuits, demands, requests, rights, or any liability whatsoever, whether known or unknown, suspected or unsuspected, accrued or unaccrued, past, present, future, actual or contingent, including, but not limited to, claims or demands for attorneys' fees, damages, penalties, punitive damages, costs, interest, or expenses of any kind whatsoever and however denominated, for any transaction, action, interaction, failure to act, omission, representation, statement, communication or any other conduct occurring prior to the Effective Date, which in any way in whole or in part relates to, arises out of, involves, or evolves or emanates from, the Lawsuit or Investigations, and regardless of whether the claim is civil (whether grounded in contract, tort, statute, or otherwise), regulatory, statutory, equitable and/or administrative; provided that “Claims” does not include any claims of the federal government.
d.“Participants” means any and all of the following: Accretive Health and all of its present or former officers, agents, agencies, departments, directors, employees, investigators, representatives, privies, attorneys, or insurers, regardless of whether they are alleged to be or are acting in their official, individual, representative, direct, indirect, derivative or any other capacity; the Commissioner of Commerce, and all of its present or former officers, agents, agencies, departments, directors, employees, investigators, representatives, privies, attorneys, or insurers, regardless of whether they are alleged to be or are acting in their official, individual, representative, direct, indirect, derivative or any other capacity; the Commissioner of Human Services, and all of its present or former officers, agents, agencies, departments, directors, employees, investigators, representatives, privies, attorneys, or insurers, regardless of whether they are alleged to be or are acting in their official, individual, representative, direct, indirect, derivative or any other capacity; and the Attorney General, its elected official, and all of her or its present or former officers, agents, agencies, departments, directors, employees, investigators, representatives, privies, attorneys, or insurers, regardless of whether they are alleged to be or are acting in their official, individual, representative, direct, indirect, derivative or any other capacity.
19.Notwithstanding paragraph 18 above, the Attorney General through this Settlement Agreement does not settle, release, or resolve any claim against Accretive Health or any other person or entity involving: a) securities claims in which an agency of the State is an unnamed class member in a securities class action; b) payment of taxes; or c) any private causes of action, claims and remedies including, but not limited to, private causes of action, claims or remedies provided for under Minn. Stat. § 8.31. Nor does Accretive Health settle, release, or resolve any claim against its officers, directors, employees or insurers.
20.Within five (5) business days of the payment of the Settlement Sum, the Attorney General and Accretive Health, Inc. will file a Stipulation of Dismissal with Prejudice.

V. GENERAL TERMS
21.This Settlement Agreement is the result of a compromise of disputed issues of law and fact, and the execution and delivery of this Settlement Agreement shall not constitute or be construed as an admission of responsibility, fault, liability, or wrongdoing by any of the parties, nor does it constitute evidence of liability or wrongful conduct on the part of the parties, and this Settlement Agreement shall not be admissible as evidence of fault or liability in any investigation, claim, action, suit, or proceeding, or federal or state court or arbitration proceeding.
22.Nothing in this Settlement Agreement shall relieve Accretive Health of its obligation to comply with all applicable Minnesota and federal laws and regulations. Where statutes, regulations, letters of understanding, or agreements with a state or federal agency provide greater consumer protections than the terms or provisions in this Settlement Agreement, the greater protections shall govern.
23.Nothing in this Settlement Agreement shall be construed to release any claim of any kind, including any civil, disciplinary, regulatory, or other action of the Attorney General, the Commissioners of Commerce and Human Services, or any other State agency against a Minnesota Client and its officers, directors, and employees, nor does any provision of this Settlement Agreement shift responsibility for actions or omissions of Minnesota Clients to Accretive Health. Nothing in this Settlement Agreement shall limit the Attorney General's ability to bring claims against any person or entity not covered by this Settlement Agreement.
24.This Settlement Agreement may be executed in counterparts, each of which constitutes an original, and all of which shall constitute one and the same agreement. This Settlement Agreement may be executed by facsimile or electronic copy in any image format.
25.The person signing this Settlement Agreement for Accretive Health warrants that the Board of Directors of Accretive Health, Inc. has authorized the person to execute this Settlement Agreement, that the company has been fully advised by its counsel before entering into the Settlement Agreement, and that he or she executes this Settlement Agreement in an official capacity that binds Accretive Health. The person signing this Settlement Agreement for the Attorney General warrants that he has been authorized to do so by the Attorney General and he does so in his official capacity. This Settlement Agreement constitutes the full and complete terms of the agreement entered into by Accretive Health and the Attorney General.
26.Accretive Health and the Attorney General agree that jurisdiction of this matter for purposes of entering and enforcing the Settlement Agreement shall lie exclusively with the United States District Court for the District of Minnesota, and that the Court has personal and subject matter jurisdiction over Accretive Health for that purpose. The Court shall retain jurisdiction of this matter for purposes of enforcing the Order for Judgment.
27.Service of notices required by this Settlement Agreement shall be served on the following persons, or any person subsequently designated by the parties to receive such notices:

Jacob Kraus
Assistant Attorney General
Office of the Minnesota Attorney General
445 Minnesota Street, Suite 1200
St. Paul, Minnesota 55101-2128
(651) 757-1454
jacob.kraus@ag.state.mn.us

Daniel A. Zaccardo
Vice President and General Counsel
Accretive Health, Inc. Suite 2700
401 North Michigan Avenue
Chicago, IL 60611
(312) 255-7710 dzaccardo@AccretiveHealth.com

28.     The failure of a party to exercise any rights under this Settlement Agreement shall not be deemed to be a waiver of any right or any future rights.
29.    If any part of this Settlement Agreement shall be found or held to be invalid or unenforceable by any court of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of this Settlement Agreement. However, should a court of competent jurisdiction determine that paragraph 17 (payment) or paragraphs 18-19 (release) is invalid or unenforceable, such invalidity or unenforceability shall be cause for voiding the entire Settlement Agreement at the election of the party whose interests are materially injured by the finding of invalidity or unenforceability.
30.     The Settlement Agreement shall be binding and enforceable against Accretive Health, including any acquirer of Accretive Health or its business. It is the intent of the parties that the provisions of this Settlement Agreement will not be undermined or avoided by any future sale of Accretive Health or of any portion of its business. This Settlement Agreement shall be binding on all future Attorneys General of the State of Minnesota.
31.    Nothing in this Settlement Agreement shall be construed to limit the power or authority of the State of Minnesota or the Attorney General except as expressly set forth herein.

32.    In accordance with paragraph 18 herein, this Settlement Agreement resolves any claim for attorney fees, costs, or expenses incurred in this litigation.
33.    Each party agrees to perform such further acts and to execute and to deliver such further documents as may reasonably be necessary to carry out this Settlement Agreement.

Dated: July 30, 2012	ACCRETIVE HEALTH

By: /s/ Daniel A. Zaccardo
DANIEL A. ZACCARDO
VICE PRESIDENT AND
GENERAL COUNSEL OF
ACCRETIVE HEALTH, INC.

Dated: July 30, 2012	MINNESOTA ATTORNEY
GENERAL LORI SWANSON

By: /s/ Alan I. Gilbert
ALAN I. GILBERT
Solicitor General
Atty. Reg. No. 0034678

NATHAN BRENNAMAN
Deputy Attorney General
Atty. Reg. No. 0331776

JACOB KRAUS
Assistant Attorney General
Atty. Reg. No. 0346597

JASON PLEGGENKUHLE
Assistant Attorney General
Atty. Reg. No. 0391772

JACOB CAMPION
Assistant Attorney General
Atty. Reg. No. 0391274

445 Minnesota Street, Suite 1100
St. Paul, Minnesota 55101-2128
(651) 757-1450 (Voice)
(651) 296-1410 (TTY)

ATTORNEYS FOR MINNESOTA
ATTORNEY GENERAL

ORDER

Based upon the foregoing Agreement, it is SO ORDERED.

Dated:
THE HONORABLE RICHARD KYLE JUDGE OF THE DISTRICT COURT

LET JUDGMENT BE ENTERED ACCORDINGLY.